E&B(R)
Marine Inc.
================================================================================

                                       November 13, 1995

United Jersey Bank
335 Ridge Road
Dayton, New Jersey 08810

Attention:  Mr. Robert Williams
- ---------

          RE: Credit Agreement dated as of June 6, 1994, as amended (the "Credit Agreement"), among United Jersey Bank (the "Bank"), E&B Marine Inc.
               (the "Company") and the Company's subsidiaries
               ----------------------------------------------

Ladies and Gentlemen:

Reference is made to Section 9.1(c) of the Credit Agreement.
Effective September 30, 1995, the minimum Debt Service Coverage
Ratio (as defined in the Credit Agreement) for the Third Quarter
1995 is hereby amended from 1.5:1.0 to 1.34:1.0.

Except as amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

                                       Very truly yours,

                                       E&B MARINE INC. (on behalf of
                                        itself and its subsidiaries)


                                       By: /s/ Walfrido A. Martines
                                          --------------------------
                                          Walfrido A. Martines
                                          Senior Vice President and
                                          Chief Financial Officer


Accepted and Agreed:

UNITED JERSEY BANK

By: /s/ Robert Williams
   ----------------------------
   Robert Williams
   Vice President                                   ROBERT J. WILLIAMS
                                                    Vice President

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                                                    UNITED JERSEY BANK
                                                    ASSET BASED LENDING
                                                    335 Ridge Road
                                                    P.O. Box 1008
                                                    Dayton, NJ 08810
                                                    908 438-7141
                                                    Fax 908 438-7142